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                                                                   Exhibit 10.45
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                             FISCAL AGENCY AGREEMENT

                                     between

                      METROPOLITAN LIFE INSURANCE COMPANY,

                                     Issuer

                                       and

                        THE CHASE MANHATTAN BANK, N. A.,
                                  Fiscal Agent

                          ----------------------------

                          Dated as of November 1, 1993

                          ----------------------------

               6.30% Surplus Notes scheduled to mature on November 1, 2003

               7.45% Surplus Notes scheduled to mature on November 1, 2023

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                                TABLE OF CONTENTS


                                                                        Page
     1.    The Securities ............................................     1
           (a)  General ..............................................     1
           (b)  Forms of Securities ..................................     2
           (c)  Book-Entry Provisions ................................     4
           (d)  Denominations ........................................     5

    2.     Fiscal Agent; Other Agents ................................     5

    3.     Authentication ............................................     7

    4.     Payment and Cancellation ..................................     8
           (a)   Payment .............................................     8
           (b)   Cancellation ........................................     9

    5.     Global Securities .........................................     9

    6.     Registration, Transfer, and Exchange of Securities ........    11

    7.     Delivery of Certain Information ...........................    18
           (a)   Rule 144A Information ...............................    18
           (b)   Periodic Reports ....................................    18

    8.     Conditions of Fiscal Agent's Obligations ..................    19
           (a)   Compensation and Indemnity ..........................    19
           (b)   Agency ..............................................    19
           (c)   Advice of Counsel ...................................    20
           (d)   Reliance ............................................    20
           (e)   Interest in Securities, etc. ........................    20
           (f)   Non-Liability for Interest...........................    20
           (g)   Certifications ......................................    20
           (h)   No Implied Obligations ..............................    21

    9.     Resignation and Appointment of Successor ..................    21
           (a)  Fiscal Agent and Paying Agent ........................    21
           (b)  Resignation ..........................................    21
           (C)  Successors ...........................................    22
           (d)  Acknowledgement ......................................    23
           (e)  Merger, Consolidation, etc. ..........................    23

    10.    Meetings and Amendments ...................................    23
           (a)  Calling of Meeting, Notice and Quorum ................    23
           (b)  Approval .............................................    25
           (c)  Binding Nature of Amendments, Notices, Notations, etc.    27
           (d)  "Outstanding" Defined ................................    28


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11.    Governing Law .................................................    28
12.    Notices .......................................................    28
13.    Separability ..................................................    29
14.    Headings ......................................................    29
15.    Counterparts ..................................................    29


EXHIBIT A        FORM OF DEFINITIVE SECURITY .....................  A-1

EXHIBIT B        FORM OF GLOBAL SECURITY .........................  B-1

EXHIBIT C        FORM OF TRANSFER CERTIFICATE FOR
                  EXCHANGE OR TRANSFER OF RESTRICTED
                  DEFINITIVE SECURITY ............................  C-1

EXHIBIT D        FORM OF TRANSFER CERTIFICATE FOR
                  TRANSFER FROM RESTRICTED
                  GLOBAL SECURITY TO REGULATION S
                  GLOBAL SECURITY ................................  D-l

EXHIBIT E        FORM OF TRANSFER CERTIFICATE FOR
                  TRANSFER FROM RESTRICTED
                  GLOBAL SECURITY TO UNRESTRICTED
                  GLOBAL SECURITY ................................  E-1

EXHIBIT F        FORM OF TRANSFER CERTIFICATE
                  FOR TRANSFER FROM REGULATION S
                  GLOBAL SECURITY TO RESTRICTED
                  GLOBAL SECURITY ................................  F-1

EXHIBIT G-1      FORM OF OWNER SECURITIES
                  CERTIFICATION ..................................  G-1

EXHIBIT G-2      FORM OF DEPOSITARY SECURITIES
                  CERTIFICATION ..................................  G-2


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      FISCAL AGENCY AGREEMENT, dated as of November 1, 1993, between
METROPOLITAN LIFE INSURANCE COMPANY, a mutual life insurance corporation organized under the laws of the State of New York (the "Issuer"), having its principal office at One Madison Avenue, New York, New York, and THE CHASE MANHATTAN BANK, N.A., a banking organization organized under the laws of the United States, as Fiscal Agent (together with any successor as Fiscal Agent hereunder, the "Fiscal Agent"). The Exhibits attached hereto shall be deemed to be a part of this Agreement.

            1. The Securities.

            (a) General. This Agreement is made in respect of $700,000,000 aggregate principal amount of Surplus Notes of the Issuer, consisting of $400,000,000 principal amount of 6.30% Surplus Notes scheduled to mature on November 1, 2003 (the "Notes scheduled to mature 2003") and $300,000,000 principal amount of 7.45% Surplus Notes scheduled to mature on November 1, 2023 (the "Notes scheduled to mature 2023"). The Notes scheduled to mature 2003 and the Notes scheduled to mature 2023 are sometimes referred to herein collectively as the "Securities" or the "Notes", and each separately as a "Series" of Securities or Notes. Claims based upon the Securities will rank below all Indebtedness, Policy Claims - and Other Creditor Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435"). The payment by the Issuer of principal and interest on the Securities shall be conditioned upon the payment restrictions set forth in paragraphs 4 and 10 of the Securities (the "Payment Restrictions"). The Notes scheduled to mature 2003 are scheduled to mature on November 1, 2003, and the Notes scheduled to mature 2023 are scheduled to mature on November 1, 2023 (each such date, with respect to its respective series, the "Scheduled Maturity Date"). Any reference herein to the term "principal" or the principal amount of the Notes scheduled to mature 2023 shall include the amount of premium, if any, payable upon redemption thereof in accordance with paragraph 15 thereof. Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include (i) the date, if any, fixed for redemption in accordance with paragraph 15 thereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer.

            (b) Forms of Securities. The Securities are being offered and sold by the Issuer pursuant to a Purchase


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Agreement, dated October 28, 1993 (the "Purchase Agreement"), between the Issuer and the Purchasers named therein (the "Purchasers").

             (i) Securities (other than global Securities, as hereinafter defined) offered and sold pursuant to the Purchase Agreement to "accredited investors", within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the "Act"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Security attached as Exhibit A hereto, with such applicable legends as are provided for in Exhibit A ("definitive Securities"). Upon transfer of any definitive Security, registration of such transfer shall be effected in accordance with Section 6 hereof.

             (ii) Securities offered and sold in reliance on Rule 144A ("Rule 144A") under the Act pursuant to the Purchase Agreement shall be issued in the form of global Securities (the "Restricted Global Securities") in definitive, fully registered form without interest coupons, substantially in the form of Security attached as Exhibit B hereto, with such applicable legends as are provided for in Exhibit B. Each such global Security shall be registered in the name of a nominee of The Depository Trust Company (the "U.S. Depositary") and deposited with the Fiscal Agent, at its New York office, as custodian for the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of each Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, as hereinafter provided.

             (iii) (A) Securities offered and sold in reliance on Regulation S ("Regulation S") under the Act pursuant to the Purchase Agreement shall be initially issued in the form of temporary global Securities in definitive, fully registered form without interest coupons, substantially in the form of Security attached as Exhibit B hereto, with such applicable legends as are provided for in Exhibit B. Each such global Security shall be registered in the name of a nominee of the U.S. Depositary and deposited with the Fiscal Agent, at its New York office, as custodian for the U.S. Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided, for credit to the respective accounts of beneficial owners of the Securities (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL"). Until


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such time as the Restricted Period (as defined below) shall have terminated, each such global Security shall be referred to herein as a "Regulation S Global Security". After such time as the Restricted Period shall have terminated and the certifications referred to in (B) below shall have been provided, interests in each such global Security shall be exchanged for interests in a like global Security, referred to herein as an "Unrestricted Global Security". The aggregate principal amount of each Regulation S Global Security and each Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, as hereinafter provided. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the later of (i) the day that Goldman, Sachs & Co., on behalf of the Purchasers, advises the Issuer and the Fiscal Agent' is the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing for the offering of the Securities occurs.

            (B) On or after the termination of the Restricted Period, interests in a Regulation S Global Security may be exchanged for interests in an Unrestricted Global Security only after delivery by a beneficial owner of an interest therein to Euroclear or CEDEL of a written certification (an "Owner Securities Certification") substantially in the form of Exhibit G-1 hereto, and upon delivery by Euroclear or CEDEL to the Fiscal Agent of a certificate or certificates substantially in the form attached hereto as Exhibit G-2. Upon receipt of such certificates, the Fiscal Agent will exchange the portion of the Regulation S Global Security covered by such certification for interests in an Unrestricted Global Security.

            All Securities shall be issued substantially in the form of Security attached hereto as either Exhibit A or B and shall be executed manually or in facsimile on behalf of the Issuer by any two of its Chairman of the Board, President, Chief Financial Officer, Executive Vice Presidents, Senior Vice Presidents or Secretary (the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of any such Security. The Securities (i) may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement, and (ii) may have such letters, numbers or other marks of identification and such legends or endorsements

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placed thereon as may be required to comply with this Agreement, any law or with any rules made pursuant thereto or with the rules of any securities exchange, insurance regulatory or other governmental agency or depositary thereof or as may, consistently herewith, be determined by the Authorized Officers executing such Securities, in each case (i) and (ii) as conclusively evidenced by their proper execution of such Securities. All Securities shall be otherwise substantially identical except as to maturity, interest rate, denomination and as otherwise provided herein.

            (c) Book-Entry Provisions. This Section 1(c) shall apply to all Securities evidencing all or part of the Securities that are registered in the name of the U.S. Depositary or a nominee thereof ("global Securities").

            The Issuer shall execute and the Fiscal Agent shall, in accordance with this Section 1(c), authenticate and deliver one or more global Securities as required to be issued pursuant to Section 1(b) hereof, which (A) shall be registered in the name of the U.S. Depositary or its nominee, (B) shall be delivered by the Fiscal Agent to the U.S. Depositary or pursuant to the U.S. Depositary's instructions and (C) shall bear legends substantially to the following effect:

            "Unless this Security is presented by an authorized representative of [insert name of U.S. Depositary] to the Issuer or its agent for registration of transfer, exchange or payment, and any Security issued in exchange for this Security or any portion hereof is registered in the name of [insert name of nominee of U.S. Depositary] or in such other name as is requested by an authorized representative of [insert name of U.S. Depositary] (and any payment is made to [insert name of nominee of U.S. Depositary] or to such other entity as is requested by an authorized representative of [insert name of U.S. Depositary]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [insert name of U.S. Depositary] OR A NOMINEE THEREOF IS WRONGFUL inasmuch as the registered owner hereof, [insert name of nominee of U.S. Depositary], has an interest herein."

            "This Security is a global Security within the meaning of the Fiscal Agency Agreement referred to hereinafter. This global Security may not be exchanged, in whole or in part, for a Security


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            registered in the name of any person other than [insert name of U.S.
            Depositary] or a nominee thereof, except in the limited circumstances set forth in Section 5 of the Fiscal Agency Agreement, and may not be transferred, in whole or in part, except in accordance with the restrictions set forth in Section 6(c) of the Fiscal Agency Agreement. Beneficial interests in this global
            Security may not be transferred except in accordance with Section 6(c) of the Fiscal Agency Agreement."

            Neither any members of, or participants in, the U.S. Depositary ("Agent Members") nor any other persons on whose behalf Agent Members may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Fiscal Agency Agreement with respect to any global Security registered in the name of the U.S. Depositary or any nominee thereof, or under any such global Security, and the U.S. Depositary or such nominee, as the case may be, may be treated by the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent as the absolute owner and holder of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or such nominee, as the case may be, or impair, as between the U.S. Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such persons governing the exercise of the rights of a holder of any Security.

            (d) Denominations. The Securities and beneficial interests in global Securities shall be issuable in minimum denominations of (i) $250,000, in the case of Securities offered and sold, or subsequently transferred, in reliance on Rule 144A, (ii) $500,000 in the case of Securities offered and sold, or subsequently transferred, in reliance on Regulation S or (iii) $500,000, in the case of Securities offered and sold, or subsequently transferred to Accredited Investors, and, in each case, any amount in excess thereof that is an integral multiple of $1,000.

            2. Fiscal Agrent: Other Agrents.

            The Issuer hereby appoints The Chase Manhattan Bank, N.A., acting through its corporate trust office at 4 Chase MetroTech Center, Brooklyn, New York 11245 and payment office at 1 Chase Manhattan Plaza, Level lB,


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Institutional Trust Window, New York, New York 10081 (for payments, exchanges and transfers) in the Borough of Manhattan, The City of New York (together, the "Corporate Trust Office"), as fiscal agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Chase Manhattan Bank, N.A. hereby accepts such appointment. The Chase Manhattan Bank, N.A., and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. The Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its Corporate Trust Office. The Fiscal Agent or any Paying Agent (as defined below) shall also act as Transfer Agent (as defined below). All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

            The Issuer may, at its discretion, appoint one or more agents (a "Paying Agent" or "Paying Agents") for the payment, to the extent permitted under the Payment Restrictions, of the principal of and any interest on the Securities, and one or more agents (a "Transfer Agent" or "Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine; provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent) and in Europe (which, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall include an office or agency in Luxembourg). The Issuer hereby initially appoints the Fiscal Agent at its Corporate Trust Office as principal Paying Agent, Transfer Agent, authenticating agent and securities registrar, and the Fiscal Agent hereby accepts such appointment. The Issuer also hereby initially appoints Chase Manhattan Bank Luxembourg, S.A. at its office at 5 Rue Plaetis L-2338, Luxembourg as Paying Agent and Transfer Agent, and Chase Manhattan Bank Luxembourg, S.A. hereby accepts such appointment. Each Transfer Agent shall act as a security registrar and there shall be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of Securities and the registration of transfers of Securities. The Issuer


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shall promptly notify the Fiscal Agent of the name and address of any other
Paying Agent or Transfer Agent appointed by it and of the country or countries in which a Paying Agent or Transfer Agent may act in that capacity, and will notify the Fiscal Agent of the resignation or termination of any such Paying Agent or Transfer Agent. Subject to the provisions of Section 9(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent will act to be provided to holders of Securities.

            3. Authentication.

            The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of $400,000,000 in the case of the Notes scheduled to mature 2003 and $300,000,000 in the case of the Notes scheduled to mature 2023, and to deliver said Securities in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer and (ii) thereafter to authenticate and deliver Securities in accordance with the provisions therein and hereinafter set forth.

            The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of the Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.


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             4.    Payment and Cancellation.

            (a) Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, in immediately available funds on or prior to 10:00 a.m., New York time, on each date on which a payment of principal of or any interest on the Securities shall be scheduled, as set forth in the text of the Securities, such amount, in U.S. dollars, as is necessary to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities; provided that (1) any permitted payment of interest on the Securities may be made by check mailed to the persons (the "registered owners") in whose names such Securities are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the text of the Securities and (2) the Issuer will not provide any such funds to the Fiscal Agent prior to such time as the relevant payment of principal or interest is approved by the Superintendent of Insurance of the State of New York (the "Superintendent"). Permitted payments of principal of or any interest on the Securities may be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank as specified in the text of the Securities if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 hereof for the payment, subject to the Payment Restrictions, from funds so paid by the Issuer of the principal of and any interest on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment, subject to the Payment Restrictions, of the principal thereof and interest payable


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thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

            Payments of principal of and interest on the Securities shall be made in the manner set forth in the Securities, including the Payment Restrictions set forth therein.

            (b) Cancellation. All Securities delivered to the Fiscal Agent (or any other Agent appointed by the Issuer pursuant to Section 2 hereof) for payment, redemption or registration of transfer or exchange as provided herein or in the Securities shall be marked "cancelled" and, in the case of any other such Agent, forwarded to the Fiscal Agent. All such Securities shall be destroyed by the Fiscal Agent or such other person as may be jointly designated by the Issuer and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to the Issuer.

            5. Global Securities.

            (a) Notwithstanding any other provisions of this Agreement or the Securities, a global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the U.S. Depositary or one or more nominees thereof, provided that a global Security may also be exchanged for Securities registered in the names of any person designated by the U.S. Depositary in the event that (i) the U.S. Depositary has notified the Issuer that it is unwilling or unable to continue as U.S. Depositary for such global Security or such U.S. Depositary has ceased to be a "clearing agency" registered under the Securities Exchange Act of 1934 (as may be hereafter amended from time to time, the "Exchange Act"), (ii) an event described in paragraph 14(a) or the first sentence of paragraph 14(b) of the Securities has occurred and is continuing with respect to the Securities, (iii) a request for certificates has been made upon 60 days' prior written notice given to the Fiscal Agent in accordance with the U.S. Depositary's customary procedures and a copy of such notice has been received by the Issuer from the Fiscal Agent, or
(iv) the holder of an interest (other than the initial purchaser thereof) in such global Security has notified the Fiscal Agent and registrar in writing that it is transferring such beneficial interest to an Accredited Investor who is not a "qualified institutional buyer" within the meaning of Rule 144A, who is required to hold its beneficial interest in the Securities


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in the form of a definitive Security; provided, that no exchange may be made pursuant to clause (iii) or (iv) in respect of any interest in the Regulation S Global Security unless and until the certifications required by Section 1(b)
(iii) (B) above have been provided in respect of such interest. Any global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any global Security exchanged pursuant to clause (ii), (iii) or (iv) above may be exchanged in whole or from time to time in part as directed by the U.S. Depositary. Any Security issued in exchange for a global Security or any portion thereof shall be a global Security, provided that any such Security so issued that is registered in the name of a person other than the U.S. Depositary or a nominee thereof shall not be a global Security.

            (b) Securities issued in exchange for a global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depositary shall designate and shall bear the applicable legends provided for herein. Any global Security to be exchanged in whole shall be surrendered by the U.S. Depositary to the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so exchanged. With regard to any global Security to be exchanged in part, either such global Security shall be so surrendered for exchange or, if the Fiscal Agent is acting as custodian for the U.S. Depositary or its nominee with respect to such global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the Fiscal Agent shall authenticate and deliver the Security issuable on such exchange to or upon the order of the U.S. Depositary or an authorized representative thereof. Any Security delivered in exchange for the Restricted Global Security or any portion thereof shall, except as otherwise provided by clause (iii) of Section 6(c), bear the legend regarding transfer restrictions applicable to the Restricted Global Security set forth on the form of Security attached as Exhibit B hereto.

             (c) Subject to the provisions of Section 1(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any


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action which a holder is entitled to take under this Fiscal Agency Agreement or the Securities. In the event of the occurrence of any of the events specified in paragraph (a) of this Section 5, the Issuer will promptly make available to the Fiscal Agent a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

            6. Registration, Transfer and
               Exchange of Securities.

            (a) General. The Fiscal Agent, as agent of the Issuer for this purpose, shall maintain at its Corporate Trust Office in the Borough of Manhattan, The City of New York, a register of Securities for the registration of Securities and the transfers and exchanges thereof. Subject to the provisions of this Section 6, upon presentation for transfer or exchange of any Security at the office of any Transfer Agent accompanied by a written instrument of transfer or exchange in the form approved by the Issuer (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities, and a new Security shall be authenticated and issued in the name of the transferee.

            (b) Transfers of Restricted Definitive Securities. If a holder of definitive, certificated Securities of any Series that bear or are required to bear the legends set forth in the form of Security attached as Exhibit A hereto ("Restricted Definitive Securities") wishes at any time to transfer such Restricted Definitive Securities or to exchange such Restricted Definitive Securities, such exchange or transfer may be effected only in accordance with the provisions of this Section 6 (b). Upon the receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (i) a Restricted Definitive Security accompanied by a written and executed instrument of transfer or exchange as provided in Section 6(a) and (ii) the following additional information and documents, as applicable:

             (l) if such Restricted Definitive Security is owned by the holder thereof and is being exchanged, without transfer, or if such Restricted Definitive Security is being transferred pursuant to an exemption from registration in accordance with Regulation S under the Act, a certification from such holder to that effect, substantially in the form of Exhibit C hereto; or

             (2) if the Restricted Definitive Security being transferred or exchanged contains a restrictive legend, certification to the effect that such transfer or exchange is in accordance with the restrictions contained in such legend, if required by the Fiscal Agent, the Fiscal Agent shall register the transfer of such Restricted Definitive Security or exchange such Restricted Definitive Security for an equal principal amount of Restricted Definitive Securities of other authorized denominations.

            To permit registrations of transfers and exchanges, the Issuer shall execute and the Fiscal Agent (or an authenticating agent appointed pursuant to Section 2) shall authenticate and deliver definitive Securities at the Fiscal Agent's or any Transfer Agent's request. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, subject to the Payment Restrictions, evidencing the same debt, and the applicable provisions of this Fiscal Agency Agreement shall apply equally thereto, as the Securities surrendered upon such registration of transfer or exchange.

            (c) Transfer of Global Securities and Interests Therein. Notwithstanding any other provision of this Agreement or the Securities, transfers of a global Security, in whole or in part, and transfer of interests therein of the kind described in clauses (ii), (iii) or (iv) below, shall be made only in accordance with this Section 6(c), and all transfers of an interest in the Regulation S Global Security shall comply with Section 6(c) (iv) or (v) below.

            (i) General. A global Security may not be transferred, in whole or in part, to any person other than the U.S. Depositary or a nominee thereof, and no such transfer to any such other person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a global Security but is not itself a global Security. No transfer of a Security to any person shall be effective under this Agreement or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 6(c)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a global Security effected in accordance with the other provisions of this Section 6(c).

            (ii) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the U.S. Depositary, Euroclear and CEDEL, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 6(c)(ii). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (l) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) a certificate in substantially the form of Exhibit D attached hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions (which shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

            (iii) Restricted Global Security to Unrestricted Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures only in accordance with this Section 6(c)(iii). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (l) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Unrestricted Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member and, in the case of any such transfer pursuant to Regulation S, the Euroclear or CEDEL account for which such Agent Member's account is held) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (3) a certificate in substantially the form of Exhibit E attached hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

            (iv) Regulation S Global Security or Unrestricted Global Security to Restricted Global Security. If the holder of a beneficial interest in the Regulation S Global Security or the Unrestricted Global Security wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the

      Applicable Procedures and only in accordance with this Section 6(c)(iv). Upon receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Fiscal Agent, as Transfer Agent, to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security equal to that of the beneficial interest in the Regulation S Global Security or the Unrestricted Global Security to be so transferred and (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (or, if such account is held for Euroclear or CEDEL, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Security (but not the Unrestricted Global Security), a certificate substantially in the form of Exhibit F hereto given by the holder of such beneficial interest, the Fiscal Agent, as Transfer Agent, shall instruct the U.S. Depositary to reduce the principal amount of the Regulation S Global Security or the Unrestricted Global Security as the case may be and increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Regulation S Global Security or the Unrestricted Global Security to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security or the Unrestricted Global Security was reduced upon such transfer.

            (v) Interests in Recrulation S Global Security to be Held Through Euroclear or CEDEL. Until the later of the termination of the Restricted Period and the provision of the certifications required by Section 1(b)(iii)(B) hereof in respect of any interest in the Regulation S Global Security, such interests may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL, and any purchaser of Securities in a sale made in reliance on Regulation S may not sell or offer to sell such Securities within the United States or to a U.S. person or for the account or benefit of a U.S. person within the meaning of Regulation S, provided, that this clause (v) shall not prohibit any transfer in accordance with Section 6(c) (iv) hereof.

            (vi) Other Exchanges. In the event that a global Security or any portion thereof is exchanged for Securities other than global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not global Securities or for beneficial interests in a global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (v) above (including the certification requirements intended to insure that transfers of beneficial interests in a global Security comply with Rule 144A, Rule 144 or Regulation S under the Act, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Issuer and the Fiscal Agent; provided that any beneficial interest in the Regulation S Global Security shall not be exchangeable for a definitive Security until the expiration of the Restricted Period and unless and until the certifications required by
      Section 1(b)(iii)(B) have been provided in respect of such interest.

            (d) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security register. No service charge shall be made for any registration of transfer or exchange of the Securities, but the Fiscal Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Securities.

            (e) Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities upon transfer or exchange of Securities.

            (f) No Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities as periods during which such registration of transfer and exchanges need not be made.

             (g) If Securities are issued upon the transfer, exchange or replacement of Securities not bearing the legends required, as applicable, by the form of Security attached as Exhibit A or Exhibit B hereto (collectively, the

"Legend"), the Securities so issued shall not bear the Legend. If Securities are issued upon the transfer, exchange or replacement of Securities bearing the Legend, or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the direction of the Issuer, shall authenticate and deliver a Security that does not bear the Legend. The Issuer agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, including the fees and expenses of counsel, reasonably incurred, arising out of or in connection with actions taken or omitted by the Fiscal Agent in reliance upon such legal opinion and the delivery of a Security that does not bear a Legend.

             (h) With the prior approval of the Superintendent, the Issuer and any person that constitutes an affiliate of the Issuer within the meaning of the Act may at any time purchase Securities in the open market or otherwise at any price, for its own account or the account of others. Any Security so purchased by the Issuer or any such affiliate for its own account shall be promptly surrendered to the Fiscal Agent for cancellation and shall not thereafter be re-issued or resold.

             (i) The Notes scheduled to mature 2003, may not be redeemed at the option of the Issuer or any holder of such Notes. Subject to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, the Notes scheduled to mature 2023 may be redeemed at the election of the Issuer, in whole or in part. In the case of any redemption of Notes scheduled to mature 2023, not less than 45 days (unless shorter notice is acceptable to the Fiscal Agent) before the date designated for redemption, the Issuer shall give notice to the Fiscal Agent of its election to redeem the Notes scheduled to mature 2023 on the date specified in such notice, stating the aggregate principal amount of such Securities to be redeemed on such date. The Fiscal Agent shall cause notice of redemption to be given in the name of and at the expense of the Issuer in the manner provided in such Securities. If less than all the Notes scheduled to mature 2023 are to be redeemed, the particular Securities to be redeemed shall be selected, subject to the restrictions set forth in Section 1(d) hereof, not less than 30 days prior to the date such Securities are to be redeemed by the Fiscal Agent from the Outstanding Notes scheduled to mature 2023 not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate, which may provide for the selection for redemption of portions (equal to $250,000 or any integral multiple thereof) of the principal amount of the Notes scheduled to mature 2023 of a denomination larger than $500,000. Upon any partial redemption, subject to the restrictions set forth in
Section 1(d) hereof, the Issuer will issue and the Fiscal Agent shall authenticate and deliver in exchange thereof or one or more registered Securities, of any authorized denomination as requested by the holder, in aggregate principal amount equal to the unredeemed portion of the principal of such Security. The Notes may not be redeemed at the option of a holder thereof.

            7. Delivery of Certain Information.

            (a) Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a Security or beneficial interest in a global Security, the Issuer shall promptly furnish or cause to be furnished "Rule 144A Information" (as defined below to such holder, or to a prospective purchaser of such Security or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder. "Rule l44A Information" shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

            (b) Periodic Reports. The Issuer shall deliver (or shall cause the Fiscal Agent to deliver) to each holder of a Security, promptly after such items are available, one copy of each annual report to policyholders of the Issuer. In addition, upon the written request of a holder of a Security or beneficial interest in a global Security, the Issuer shall promptly furnish or cause to be furnished to such holder one copy of the annual and quarterly statutory basis financial statements of the Issuer as filed by the Issuer with the New York Department of Insurance.

            8. Conditions of Fiscal Agent's Obligations.

            The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and all of which are applicable to the Securities and the holders from time to time thereof:

            (a) Compensation and Indemnity. The Fiscal Agent shall be entitled to reasonable compensation as agreed with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) incurred by it in connection with or arising out of its services hereunder, or the issuance of the Securities and their offering and sale. The Issuer also agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, damages, claim, liability or expense, incurred without negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent.

            (b) Agency. In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Securities, to the extent permitted under the Payment Restrictions, shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held in respect of the Securities remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor or shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

              (c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other independent counsel satisfactory to them, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

             (d) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed upon or signed by the proper parties.

             (e) Interest in Securities, etc. The Fiscal Agent, any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

             (f) Non-Liability for Interest. Subject to any agreement between the Issuer and the Fiscal Agent to the contrary, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Securities.

            (g) Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by an Authorized Officer and delivered to the Fiscal Agent as to such matter of fact.

              (h) No Implied Obligations. The duties and obligations of the Fiscal Agent and the Issuer with respect to matters governed by this Agreement shall be determined solely by the express provisions hereof, and neither the Fiscal Agent nor the Issuer shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Securities, as applicable, and no implied covenants or obligations shall be read into this Agreement or the Securities against either the Fiscal Agent or the Issuer. Nothing in this Agreement shall be construed to require the Fiscal Agent to advance or expend its own funds.

            9. Resignation and Appointment of Successor.

            (a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) have become payable, with the approval of the Superintendent, and monies sufficient to pay the full principal of and any interest remaining unpaid on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

            (b) Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than 60 days from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall for all purposes hereunder be a bank or trust company organized and doing business under the laws of the United States of America or of the State of

New York, in good standing and having and acting through an established place of business in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of $50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 8 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder.

            (c) Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency or other similar legislation, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months (which Security, in the case of such other Paying Agent, is referred to in this sentence), on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor fiscal or paying agent, as the case may be. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

            (d) Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder and all provisions hereof shall be binding on such successor Fiscal Agent, and such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

            (e) Merger. Consolidation. etc. Any bank or trust company into which the Fiscal Agent hereunder may be merged, or resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            10. Meetings and Amendments.

            (a) Calling of Meeting, Notice and Quorum. A meeting of holders of Securities of a Series may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of Securities of such Series or to modify, amend or supplement the terms of the Securities of such Series or this Agreement as hereinafter provided, and subject to the requirement hereinafter set forth that the Issuer and the Fiscal Agent may, only with the prior approval of the Superintendent, modify, amend or supplement this Fiscal Agency Agreement or the terms of the Securities or give consents or waivers or take other actions with respect thereto. The Fiscal Agent may at any time call a meeting of holders of Securities of such Series for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Fiscal Agent shall determine. Notice of every meeting of holders of Securities of a Series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities of such Series, not less than 30 nor more than 60 days prior to the date fixed for the meeting (provided that, in the case of any meeting to be reconvened after adjournment for lack of a quorum, such notice shall be so given not less then 15 nor more than 60 days prior to the date fixed for such meeting). In case at any time the Issuer or the holders of at least 10% in aggregate principal amount of the Outstanding Securities (as defined in subsection (d) of this Section) of a Series shall have requested the Fiscal Agent to call a meeting of the holders of Securities of such Series for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

             To be entitled to vote at any meeting of holders of Securities of a Series, a person shall be a holder of Outstanding Securities of such Series or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote a majority in principal amount of the Outstanding Securities of a Series shall constitute a quorum. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Outstanding Securities of a Series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. The Fiscal Agent may make such reasonable and customary regulations consistent herewith as it shall deem advisable for any meeting of holders of Securities of a Series with respect to the proof of the appointment of proxies in respect of holders of Securities of such Series, the record date for determining the registered owners of Securities of such Series who are entitled to vote at such meeting (which date shall be designated by the Fiscal Agent and set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting, provided that nothing in this paragraph shall be construed to render ineffective any action taken by holders of the requisite principal amount of Outstanding Securities of a Series on the date such action is taken), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

            (b) Approval. (i) At any meeting of holders of Securities of a Series duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than a majority in aggregate principal amount of the Securities of the Series then Outstanding meeting, or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities of such Series then Outstanding, in each case (i) or (ii) the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the terms of the Securities of such Series or this Agreement in any way, and the holders of Securities of such Series may make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of Securities of such Series; provided, however, that any such action, modification, amendment or supplement to be effected pursuant to clause (i) of this subsection (b) shall be approved by the holders of not less than 25% of the aggregate principal amount of Securities of such Series then Outstanding; and provided, further, that no such action, modification, amendment or supplement, however effected, may, without the consent of the holder of each Security of such Series affected thereby, (A) change the Scheduled Interest Payment Date or Scheduled Maturity Date (in each case, as defined in the Securities of such Series) of the principal of or any installment of interest on any Security of such Series, (B) reduce the principal amount of any Security of such Series or the interest rate thereon, or, if applicable, the premium payable, if any, with respect to a redemption thereof, (C) change the currency in which, or the required place at which, payment with respect to interest or principal in respect of the Securities of such Series is payable, (D) change the Issuer's obligations under Section 7(a) hereof in any manner adverse to the interests of the holder of a Security of such Series, (E) impair the right of a holder of a Security of such Series to institute suit for the enforcement of any payment, if such payment is permitted under the Payment Restrictions, on or with respect to any Security of such Series, (F) reduce the above-stated percentage of the principal amount of Outstanding Securities of such Series the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities of such Series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of any future compliance or past failure to perform) or other action provided hereby or thereby to be made, taken or given,
(G) reduce the percentage in aggregate principal amount of Outstanding Securities of such Series that constitutes the quorum required at any meeting of holders of Securities of such Series at which a resolution is adopted, (H) change the restrictions on payment set forth in the Securities in a manner adverse to such holder, or (I) change the provisions of Paragraph 10 of the Securities in a manner adverse to such holder.

            The Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, without the vote or consent of any holder of Securities, amend this Agreement or the Securities of a Series for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities of such Series, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities of such Series or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Securities of such Series as permitted by this Agreement and the Securities of such Series, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities of such Series to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Securities of such Series in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder.

      It shall not be necessary for the vote or consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

            The Fiscal Agent may request an opinion of counsel in connection with any amendment or supplement entered into hereunder.

            (c) Binding Nature of Amendments, Notices, Notations, etc. Any instrument given by or on behalf of any holder of a Security of a Series in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution thereof or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 10 (b) hereof shall be conclusive and binding on all holders of Securities of a Series, whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities of such Series. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities of a Series or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in the Securities of such Series.

            Securities of a Series authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities of such Series modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 10(b) hereof may be prepared by the Issuer, authenticated by the Fiscal Agent and delivered in exchange for Outstanding Securities of such Series.

            (d) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

            (i) Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

            (ii) Securities which have been called for redemption in accordance with their terms or which have become payable, to the extent permitted under the Payment Restrictions, at the Scheduled Maturity Date or otherwise, and with respect to which, in each case, monies sufficient to pay the principal thereof and any interest thereon shall have been paid; and

            (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities of a Series are present at a meeting of holders of Securities of such Series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities of such Series owned directly or indirectly by the Issuer, or any affiliate of the Issuer, shall be disregarded and deemed not to be Outstanding.

            11. Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

            12. Notices.

            All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing, shall specify this Agreement by name and date and shall identify the Securities, and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile or telegraphed to it at The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245, Attention: James D. Heaney, Corporate Trust Administration, telephone:
(718) 242-7276, fax: (718) 242-5885, and if sent to the Issuer shall be delivered, transmitted by facsimile or telegraphed to it at Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Senior Vice President and Treasurer, telephone: (212) 578-5705, fax: (212) 578-3910. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

            If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

            13. Separability.

            In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            14. Headings.

            The section headings herein are for convenience of reference only and shall not affect the construction hereof.

            15. Counterparts.

            This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.


            IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.

                                       METROPOLITAN LIFE INSURANCE COMPANY

                                       By: /s/ Stewart G. Nagler
                                          ------------------------------------
                                          Name:  Stewart G. Nagler
                                          Title: Senior Vice-President and
                                                 Chief Financial Officer

                                       THE CHASE MANHATTAN BANK, N.A.

                                       By: /s/ J. D. Heaney
                                          ------------------------------------
                                          Name:  J. D. Heaney
                                          Title: Vice President


Attest: /s/ Josephine Mannino
       -------------------------
            Josephine Mannino
            Assistant Secretary

                                                                       EXHIBIT A

                          FORM OF DEFINITIVE SECURITY

            THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

            [INCLUDE IF SECURITY IS A RESTRICTED DEFINITIVE SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UELESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED)] - - THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE") THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN A MINIMUM PRINCIPAL AMOUNT OF $500,000 IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S") UNDER THE ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE ACT (IF AVAILABLE) OR (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $500,000 TO AN ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a) UNDER THE ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF METLIFE THAT, IF THE HOLDER PROPOSES TO SELL OR TRANSFER THIS SECURITY TO ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF

1974, AS AMENDED), THE HOLDER WILL COMPLY WITH THE RESTRICTIONS SET FORTH IN PARAGRAPH 9 HEREOF.

            PAYMENTS OF PRINCIPAL (INCLUDING ANY PREMIUM WITH RESPECT TO ANY REDEMPTION) AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF METLIFE'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN ACCORDANCE WITH
SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF METLIFE WARRANTS THE MAKING OF SUCH PAYMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY

       % Surplus Note scheduled to mature on _________________
No. R-________                                               $_________

            METROPOLITAN LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to _________ or registered assigns, the principal sum of ______________ United States dollars ($_________) on November 1, ___ (the "Scheduled Maturity Date"), and to pay interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from November 1, 1993 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 in each year, commencing May 1, 1994 (each a "Scheduled Interest Payment Date"), at the rate of ___% per annum, until the principal hereof is paid or duly provided for. [Any reference herein to the term "principal" or to the principal amount of the Notes shall include the amount of premium, if any, payable upon redemption thereof in accordance with paragraph 15. Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include the date, if any, fixed for redemption thereof in accordance with paragraph 15.] The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the scheduled maturity date. As specified on the reverse hereof, all payments of principal of or interest on this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the April 15 or the October 15 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date. Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

            Principal of this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of the Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the scheduled payment date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. In the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, payments of principal or interest may be made by wire transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable scheduled payment date or scheduled maturity date hereof, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg) for the payment of the principal of and interest on the Securities as herein provided.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

            Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:


                                     METROPOLITAN LIFE INSURANCE
                                     COMPANY


                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:



                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:


            This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.



                                     THE CHASE MANHATTAN BANK, N.A.
                                     as Fiscal Agent


                                     By:
                                        ---------------------------------
                                             Authorized Officer

                                 FORM OF REVERSE

            1. This Security is one of a duly authorized issue of ___% Surplus Notes scheduled to mature on November 1, ____ of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $[___,000,000]. The Issuer and The Chase Manhattan Bank, N.A. (as "Fiscal Agent") have entered into a Fiscal Agency Agreement, dated as of November 1, 1993 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

            The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 10 hereof (the "Payment Restrictions"), are scheduled to mature on November 1, ____.
Section 1307 provides that the Securities are not part of the legal liabilities of the Issuer and are not a basis of any set-off against the Issuer.

            [Any reference herein to the term "principal" or to the principal amount of the Notes shall include the amount of premium, if any, payable upon redemption thereof in accordance with paragraph 15. Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include the date, if any, fixed for redemption thereof in accordance with paragraph 15.] The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall be deemed to be the scheduled maturity date.

            2. The Securities are issuable only in fully registered form without coupons. Securities are issuable in minimum denominations of $[250,000] [$500,000] and integral multiples of $1,000 above that amount.

            3. The Issuer shall maintain, in each of the Borough of Manhattan, The City of New York and a city in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg), Transfer Agents where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of Manhattan, The City of New York, and Chase Manhattan Bank Luxembourg, S.A. as its Transfer Agent in Luxembourg. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts, provided that there shall at all times be a Transfer Agent in the Borough of Manhattan, The City of New York and in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg). The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

            Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

            Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the regis-tered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

            Securities may be redeemed by the Issuer, in whole or in part, but only to the extent permitted by the Payment Restrictions, including the prior approval of the Superintendent, and in accordance with Paragraph 15 hereof. In the event of a partial redemption, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with the partial redemption of a Security not involving any registration of a transfer.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

            4. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Security, whether at the scheduled payment date or scheduled maturity date specified herein or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with
Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the scheduled payment date or scheduled maturity date thereof, as specified herein, the scheduled payment date or scheduled maturity date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the scheduled payment date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

            (b) Any payment of principal of or interest on any Security as to which the approval of the Superintendent has been obtained and which is not punctually paid or duly provided for on the scheduled payment date or scheduled maturity date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

            5. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of or any interest on this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Security as set forth herein and in the Fiscal Agency Agreement. Payments of principal of or any interest on the Securities may be made, in the case of a registered holder of at least $5,000,000 principal amount of Securities, by wire transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of and any interest on this Security. Any monies held in respect of this Security remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient thereof or shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Security, subject to the Payment Restrictions.

            (b) In any case where the scheduled payment date or scheduled maturity date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the scheduled payment date or scheduled maturity date thereof, and no interest shall accrue for the period after such date.

            6. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

            7. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities,

            (a) Except with respect to transactions covered by Paragraph 8 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

            (b) The Issuer will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

            (c) The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of interest on and principal of the Securities on the scheduled payment dates or scheduled maturity dates thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the scheduled payment date or scheduled maturity date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the scheduled payment date or scheduled maturity date thereof (excluding any such scheduled maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the Superintendent to make each payment of interest on and principal of the Securities. In addition, the Issuer shall notify or cause to be notified each holder and the Fiscal Agent no later than 5 Business Days (as defined herein) prior to the scheduled payment date for interest on or the scheduled maturity date for principal of any Security (excluding any such scheduled maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such scheduled payment date or such scheduled maturity date, and thereafter shall promptly notify each holder and the Fiscal Agent in the event that the Issuer shall have failed to make any such payment on any such scheduled payment date or such scheduled maturity date.

            8. For so long as any of the Securities remain Outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself from a mutual life insurance company into a stock life insurance company (such conversion, a "demutualization"), merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, (ii) at the time of any such demutualization, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of interest on or principal of the Securities after having received the Superintendent's prior approval to make such payment and (iii) the Issuer has delivered to the Fiscal Agent an Officer's Certificate stating that such demutualization, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency Agreement and all such obligations of the Issuer shall terminate.

            9. No employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the prohibited transaction provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer is a party in interest or a disqualified person (each a "Plan"), and no Person acting on behalf of a Plan, may acquire this Security, unless the acquisition of the Security is exempt under one or more of Prohibited Transaction exemptions 84-14, 90-1 or 91-38 (or any amendment thereof) or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any Person of this Security shall constitute a representation by such Person to the Issuer and the Fiscal Agent that such Person either (i) is not a Plan or (ii) is a Plan, and may acquire this Security under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The restrictions on purchases of the Securities set forth in this Paragraph 9 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

            10. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with
Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

            (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under Article 74 of the New York

Insurance Law, claims for principal of or interest on the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

            (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

            (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Securities to violate this Paragraph.

            (e) This Paragraph defines the relative rights of Security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall (i) impair, as between the Issuer and Security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or (iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Other Creditor Claims to receive distributions otherwise payable to Security holders.

            (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor Claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Fiscal Agency Agreement.

            (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this

Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

            As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of and interest on the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness which by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with the Securities.

            As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life Insurance Company Guaranty Corporation of New York or any other guaranty corporation or association of New York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor Claims" below and claims for interest.

            As used herein, "Other Creditor Claims" shall mean all other claims which, pursuant to Section 7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include
(i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance Guaranty Corporation or The Life Insurance Company Guaranty

Corporation of New York; (iii) claims of The Life Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v) claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (except in the case of claims for a penalty or forfeiture which are included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii) claims of general creditors and all other claims having priority under Section 7435.

            11. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 7 of the Fiscal Agency Agreement. The provisions of Sections 7 and 8 of the Fiscal Agency Agreement are hereby incorporated mutatis mutandis herein.

            12. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security. In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof, provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the

Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 12 as hereinabove set forth.

            13. Section 10 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the Outstanding Securities of this series present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities of this series or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or
(b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

            14. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

            (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities of all Series will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

             (b) In the event that the Superintendent approves in whole or in part a payment of any interest on or principal of any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement, provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

             (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective scheduled payment or scheduled maturity dates expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or scheduled maturity dates, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

             [15. (a) Subject to the approval of the Superintendent pursuant to
Section 1307, the Notes are subject to redemption at any time on or after November 1, 2003, as a whole or in part, at the election of the Issuer at the following redemption prices (expressed as percentages of principal amount) during the 12-month period beginning November 1, of the years indicated,

                  Redemption                               Redemption
 Year               Price                   Year             Price
 ----             ---------                 ---            ----------
 2003              103.529%                 2008            101.764%
 2004              103.176%                 2009            101.411%
 2005              102.823%                 2010            101.059%
 2006              102.470%                 2011            100.706%
 2007              102.117%                 2012            100.353%

and thereafter at a redemption price equal to 100% of the principal amount, together in each case with accrued interest (except where the date of such redemption is a Scheduled Interest Payment Date) to the date of such redemption (subject to the prior approval of the Superintendent pursuant to Section 1307), but interest installments the payment of which have been approved by the Superintendent and which are payable on or prior to such date of redemption will be payable to the holders of record of such Securities at the close of business on the relevant Record Dates set forth herein. Partial redemption's must be in an amount not less than $1,000,000 aggregate principal amount of Securities.

              (b) In the case of any partial redemption of Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the Outstanding Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $250,000 or any integral multiple thereof) of the principal amount of registered Securities of a denomination larger than $500,000.

             (c) Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the Security Register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Notices to redeem Securities shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Notes scheduled to mature on November 1, 2023 are so redeemed. In addition, in the case of a partial redemption, the Redemption Notice shall specify the Securities called for redemption and the aggregate principal amount of the Securities to remain Outstanding after the redemption.

             (d) If notice of redemption has been given in the manner set forth in Paragraph 15(c) hereof, the Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the redemption price together with accrued interest (unless the redemption date is a Scheduled Interest Payment
Date) to the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Principal Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

            (e) Any Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.]

            16. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                                                       EXHIBIT B

                             FORM OF GLOBAL SECURITY

            THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME), "RULE 144A").

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF U.S. DEPOSITARY] TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF [INSERT NAME OF NOMINEE OF U.S. DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF U.S. DEPOSITARY] (AND ANY PAYMENT IS MADE TO [INSERT NAME OF NOMINEE OF U.S. DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF U.S. DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [INSERT NAME OF U.S. DEPOSITARY] OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NAME OF NOMINEE OF U.S. DEPOSITARY], HAS AN INTEREST HEREIN.

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN [INSERT NAME OF U.S. DEPOSITARY] OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT.

            [INCLUDE IF SECURITY IS A REGULATION S GLOBAL SECURITY - - THIS SECURITY IS A REGULATION S (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS SUCH MAY BE HEREAFTER

AMENDED FROM TIME TO TIME, "REGULATION S") GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. INTERESTS IN THIS REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD REFERRED TO IN SECTION 1(B) (III) OF THE FISCAL AGENCY AGREEMENT, AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY OR IN THE UNRESTRICTED GLOBAL SECURITY EXCEPT AFTER THE LATER OF THE DATE OF TERMINATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATE AND THE DEPOSITARY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE FISCAL AGENCY AGREEMENT, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNER OF SUCH INTEREST ARE NOT U.S. PERSONS.]

            ALL PAYMENTS OF PRINCIPAL (INCLUDING ANY PREMIUM WITH RESPECT TO ANY REDEMPTION) AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF METLIFE'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK, IN ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW.

            [INCLUDE IF SECURITY IS A RESTRICTED GLOBAL SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED)] - - THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE") THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN A MINIMUM PRINCIPAL AMOUNT OF $500,000 IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME), OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE ACT (IF AVAILABLE) OR (2) BY SUBSEQUENT PURCHASERS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $500,000 TO AN ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a) UNDER THE ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B)

THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF METLIFE THAT, IF THE HOLDER PROPOSES TO SELL OR TRANSFER THIS SECURITY TO ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED), THE HOLDER WILL COMPLY WITH THE RESTRICTIONS SET FORTH IN PARAGRAPH 9 HEREOF.

            PAYMENTS OF PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF METLIFE'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK, IN ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF METLIFE WARRANTS THE MAKING OF SUCH PAYMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY

            ____% Surplus Note scheduled to mature on __________ CUSIP NO.:_________ ISIN NO.:_________ COMMON CODE:_________ No. R-_______

                                                                      $_________

      METROPOLITAN LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to ______ or registered assigns, the principal sum of ______________ United States dollars ($_________), or such
other amount (not to exceed [   ] million dollars ($[   ,000,000]) when taken
together with all of the Issuer's __% Surplus Notes scheduled to mature on November 1, ____ issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Issuer's __% Surplus Notes scheduled to mature on November 1, ____ in respect of which beneficial interest, are held through the U.S. Depositary in the form of a[n] [Restricted] [Unrestricted] [Regulation 5] Global Security, on November 1, ___ (the "Scheduled Maturity Date"), and to pay interest thereon, subject to the approval of the Superintendent pursuant to
Section 1307, from November 1, 1993 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 in each year, commencing May 1, 1994 (each a "Scheduled Interest Payment Date"), at the rate of ___% per annum, until the principal hereof is paid or duly provided for. [Any reference herein to the term "principal" or to the principal amount of the Notes shall include the amount of premium, if any, payable upon redemption thereof in accordance with paragraph
15. Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include the date, if any, fixed for redemption thereof in accordance with paragraph 15.] The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the scheduled maturity date. As specified on the reverse hereof, all payments of principal of (and premium, if any, on) or interest on this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent. The interest so payable, and punctually paid or duly provided for, on any Scheduled

Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the April 15 or the October 15 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date. Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

      Principal of this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of the Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the scheduled payment date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. In the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, payments of principal or interest may be made by wire transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable scheduled payment date or scheduled maturity date hereof, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, an office or agency in Luxembourg) for the payment of the principal of and interest on the Securities as herein provided.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

            Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


Dated:


                                     METROPOLITAN LIFE INSURANCE
                                       COMPANY


                                     By:_______________________
                                       Name:
                                       Title:



                                     By:__________________________
                                       Name:
                                       Title:

            This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.


                                     THE CHASE MANHATTAN BANK, N.A.
                                     as Fiscal Agent

                                     By:__________________________
                                        Authorized Officer

                                 FORM OF REVERSE

            1. This Security is one of a duly authorized issue of ___% Surplus Notes scheduled to mature on November 1, ____ of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $[___,000,000]. The Issuer and The Chase Manhattan Bank, N.A. (as "Fiscal Agent") have entered into a Fiscal Agency Agreement, dated as of November 1, 1993 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

            The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 10 hereof (the "Payment Restrictions"), are scheduled to mature on November 1, ____.
Section 1307 provides that the Securities are not part of the legal liabilities of the Issuer and are not a basis of any set-off against the Issuer.

            [Any reference herein to the term "principal" or to the principal amount of the Notes shall include the amount of premium, if any, payable upon redemption thereof in accordance with paragraph 15. Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include the date, if any, fixed for redemption thereof in accordance with paragraph 15.] The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall be deemed to be the scheduled maturity date.

            2. The Securities are issuable only in fully registered form without coupons. Securities are issuable in minimum denominations of $[250,000] [$500,000] and integral multiples of $1,000 above that amount.

            3. The Issuer shall maintain, in each of the Borough of Manhattan, The City of New York and a city in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg), Transfer Agents where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of Manhattan, The City of New York, and Chase Manhattan Bank Luxembourg, S.A. as its Transfer Agent in Luxembourg. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts, provided that there shall at all times be a Transfer Agent in the Borough of Manhattan, The City of New York and in Europe (including, for so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg). The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

            Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

            Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the regis-tered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

            Securities may be redeemed by the Issuer, in whole or in part, but only to the extent permitted by the Payment Restrictions, including the prior approval of the Superintendent, and in accordance with Paragraph 15 hereof. In the event of a partial redemption, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with the partial redemption of a Security not involving any registration of a transfer.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

            4. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency Agreement, any payment of principal of, interest on or any monies owing with respect to this Security, whether at the scheduled payment date or scheduled maturity date specified herein or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with
Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the scheduled payment date or scheduled maturity date thereof, as specified herein, the scheduled payment date or scheduled maturity date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the scheduled payment date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

            (b) Any payment of principal of or interest on any Security as to which the approval of the Superintendent has been obtained and which is not punctually paid or duly provided for on the scheduled payment date or scheduled maturity date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

            5. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide,


                                      B-1l
subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of or any interest on this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on this Security as set forth herein and in the Fiscal Agency Agreement. Payments of principal of or any interest on the Securities may be made, in the case of a registered holder of at least $5,000,000 principal amount of Securities, by wire transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of and any interest on this Security. Any monies held in respect of this Security remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient thereof or shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of and interest on this Security, subject to the Payment Restrictions.

             (b) In any case where the scheduled payment date or scheduled maturity date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding
                                   B-12
day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the scheduled payment date or scheduled maturity date thereof, and no interest shall accrue for the period after such date.

            6. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

            7. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities,

            (a) Except with respect to transactions covered by Paragraph 8 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

            (b) The Issuer will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

            (c) The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of interest on and principal of the Securities on the scheduled payment dates or scheduled maturity dates thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the scheduled payment date or scheduled maturity date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the scheduled payment date or scheduled maturity date thereof (excluding any such scheduled maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the Superintendent to make each payment of interest on and principal of the Securities. In addition, the Issuer shall notify or cause to be notified each holder and the Fiscal Agent no later than 5 Business Days (as defined herein) prior to the scheduled payment date for interest on or the scheduled maturity date for principal of any Security (excluding any such scheduled maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such scheduled payment date or such scheduled maturity date, and thereafter shall promptly notify each holder and the Fiscal Agent in the event that the Issuer shall have failed to make any such payment on any such scheduled payment date or such scheduled maturity date.

            8. For so long as any of the Securities remain Outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself from a mutual life insurance company into a stock life insurance company (such conversion, a "demutualization"), merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, (ii) at the time of any such demutualization, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of interest on or principal of the Securities after having received the Superintendent's prior approval to make such payment and (iii) the Issuer has delivered to the Fiscal Agent an Officer's Certificate stating that such demutualization, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency Agreement and all such obligations of the Issuer shall terminate.

            9. No employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the prohibited transaction provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer is a party in interest or a disqualified person (each a "Plan"), and no Person acting on behalf of a Plan, may acquire this Security, unless the acquisition of the Security is exempt under one or more of Prohibited Transaction exemptions 84-14, 90-1 or 91-38 (or any amendment thereof) or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any Person of this Security shall constitute a representation by such Person to the Issuer and the Fiscal Agent that such Person either (i) is not a Plan or (ii) is a Plan, and may acquire this Security under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The restrictions on purchases of the Securities set forth in this Paragraph 9 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

            10. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with
Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

            (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under Article 74 of the New York

Insurance Law, claims for principal of or interest on the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

            (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

            (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of or interest on the Securities to violate this Paragraph.

            (e) This Paragraph defines the relative rights of Security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall (i) impair, as between the Issuer and Security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or (iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Other Creditor Claims to receive distributions otherwise payable to Security holders.

            (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor Claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of this Fiscal Agency Agreement.

            (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this

Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

            As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of and interest on the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness which by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with the Securities.

            As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life Insurance Company Guaranty Corporation of New York or any other guaranty corporation or association of New York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor Claims" below and claims for interest.

            As used herein, "Other Creditor Claims" shall mean all other claims which, pursuant to Section 7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include
(i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance Guaranty Corporation or The Life Insurance Company Guaranty

Corporation of New York; (iii) claims of The Life Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v) claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (except in the case of claims for a penalty or forfeiture which are included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii) claims of general creditors and all other claims having priority under Section 7435.

            11. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 7 of the Fiscal Agency Agreement. The provisions of Sections 7 and 8 of the Fiscal Agency Agreement are hereby incorporated mutatis mutandis herein.

            12. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security. In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof, provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the


                                      B-l8

Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 12 as hereinabove set forth.

            13. Section 10 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the Outstanding Securities of this series present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities of this series or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or
(b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

            14. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

            (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities of all Series will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

            (b) In the event that the Superintendent approves in whole or in part a payment of any interest on or principal of any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement, provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

            (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective scheduled payment or scheduled maturity dates expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or scheduled maturity dates, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

             [15. (a) Subject to the approval of the Superintendent pursuant to
Section 1307, the Notes are subject to redemption at any time on or after November 1, 2003, as a whole or in part, at the election of the Issuer at the following redemption prices (expressed as percentages of principal amount) during the 12-month period beginning November 1 of the years indicated,

                  Redemption                               Redemption
Year                Price                 Year               Price
----                -----                 ----               -----
2003               103.529%               2008              101.764%
2004               103.176%               2009              101.411%
2005               102.823%               2010              101.059%
2006               102.470%               2011              100.706%
2007               102.117%               2012              100.353%

and thereafter at a redemption price equal to 100% of the principal amount, together in each case with accrued interest (except where the date of such redemption is a Scheduled Interest Payment Date) to the date of such redemption (subject to the prior approval of the Superintendent pursuant to Section 1307), but interest installments the payment of which have been approved by the Superintendent and which are payable on or prior to such date of redemption will be payable to the holders of record of such Securities at the close of business on the relevant Record Dates set forth herein. Partial redemptions must be in an amount not less than $1,000,000 aggregate principal amount of Securities.

            (b) In the case of any partial redemption of Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the Outstanding Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $250,000 or any integral multiple thereof) of the principal amount of registered Securities of a denomination larger than $500,000.

            (c) Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the Security Register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Notices to redeem Securities shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Notes scheduled to mature on November 1, 2023 are so redeemed. In addition, in the case of a partial redemption, the Redemption Notice shall specify the Securities called for redemption and the aggregate principal amount of the Securities to remain Outstanding after the redemption.

            (d) If notice of redemption has been given in the manner set forth in Paragraph 15(c) hereof, the Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the redemption price together with accrued interest (unless the redemption date is a Scheduled Interest Payment Date) to the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Principal Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

            (e) Any Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.]

            16. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                                                       EXHIBIT C

                          FORM OF TRANSFER CERTIFICATE
                           FOR EXCHANGE OR TRANSFER OF
                         RESTRICTED DEFINITIVE SECURITY
                  (Transfers and exchanges pursuant to ss.6(b)
                         of the Fiscal Agency Agreement)

The Chase Manhattan Bank, N.A.
   as Fiscal Agent
4 Chase MetroTech Center, 3rd Floor
Brooklyn, New York 11245

             Re:   Metropolitan Life Insurance Company,
                   ____% Surplus Notes scheduled to
                   mature on November 1,       (the "Securities")

            Reference is hereby made to the Fiscal Agency Agreement, dated as of November 1, 1993 (the "Fiscal Agency Agreement"), between Metropolitan Life Insurance Company, as Issuer, and The Chase Manhattan Bank, N.A., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

            This letter relates to $_________________ principal amount of Restricted Definitive Securities held in definitive form by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Act"), and accordingly the Transferor does hereby further certify that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either:

                  (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (B) the transaction was executed in, on or through the
            facilities of a designated offshore
            securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Purchasers. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

                                     [Insert Name of Transferor]


                                     By:__________________________
                                        Name:
                                        Title:

Dated: _________________, ________

cc: Metropolitan Life Insurance Company

                                                              EXHIBIT D

                          FORM OF TRANSFER CERTIFICATE
                       FOR TRANSFER FROM RESTRICTED GLOBAL
               SECURITY TO REGULATION S GLOBAL SECURITY (Transfers
            Pursuant to ss. 6(c) (ii) of the Fiscal Agency Agreement)

The Chase Manhattan Bank, N.A.
   as Fiscal Agent
4 Chase MetroTech Center, 3rd Floor
Brooklyn, New York 11245

             Re:   Metropolitan Life Insurance Company,
                   ____% Surplus Notes scheduled to
                   mature on November 1,          (the "Securities")

      Reference is hereby made to the Fiscal Agency Agreement, dated as of November 1, 1993 (the "Fiscal Agency Agreement"), between Metropolitan Life Insurance Company, as Issuer, and The Chase Manhattan Bank, N.A., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

      This letter relates to $_________________ principal amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. ________) and held with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Regulation S Global Security (CUSIP No. ___________), which amount, immediately after such transfer, is to be held with the U.S. Depositary through Euroclear or CEDEL or both (Common Code _______).

      In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Act"), and accordingly the Transferor does hereby further certify that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either:

                  (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (B) the transaction was executed in, on or through the
            facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

            (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the U.S Depositary through Euroclear or CEDEL or both (Common Code _______

      This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Purchasers. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

                                     [Insert Name of Transferor]


                                     By:__________________________
                                        Name:
                                        Title:

Dated: _________________, ________

cc: Metropolitan Life Insurance Company

                                                              EXHIBIT E

                          FORM OF TRANSFER CERTIFICATE
                       FOR TRANSFER FROM RESTRICTED GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY
                      (Transfers Pursuant to ss.6 (c) (iii)
                         of the Fiscal Agency Agreement)

The Chase Manhattan Bank, N.A.
   as Fiscal Agent
4 Chase MetroTech Center, 3rd Floor
Brooklyn, New York 11245

             Re:   Metropolitan Life Insurance Company,
                   ____% Surplus Notes scheduled to mature on
                   November 1.          (the "Securities")

            Reference is hereby made to the Fiscal Agency Agreement, dated as of November 1, 1993 (the "Fiscal Agency Agreement"), between Metropolitan Life Insurance Company, as Issuer, and The Chase Manhattan Bank, N.A., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

            This letter relates to $__________________ principal amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. _________) and held with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by an Unrestricted Global Security (CUSIP No._________).


            In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the Act and accordingly the Transferor does hereby further certify that:

            (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                  (A) the offer of the Securities was not made to a person in the United States;

                   (B) either:

                         (i) at the time the buy order was originated, the
                   transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                         (ii) the transaction was executed in, on or through the
                   facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                   (C) no directed selling efforts have been made in
             contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                   (D) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the "Act"); or

             (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

             This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Purchasers.

                                     [Insert Name of Transferor]


                                     By:______________________________
                                        Name:
                                        Title:


Dated:________________, ______


cc: Metropolitan Life Insurance Company

                                                              EXHIBIT F

                          FORM OF TRANSFER CERTIFICATE
                      FOR TRANSFER FROM REGULATION S GLOBAL
                SECURITY TO RESTRICTED GLOBAL SECURITY (Transfers
            Pursuant to ss. 6(c) (iv) of the Fiscal Agency Agreement)

The Chase Manhattan Bank, N.A.
   as Fiscal Agent
4 Chase MetroTech Center, 3rd Floor
Brooklyn, New York 11245

             Re:   Metropolitan Life Insurance Company,
                   ____% Surplus Notes scheduled to
                   mature on November 1,          (the "Securities")

            Reference is hereby made to the Fiscal Agency Agreement, dated as of November 1, 1993 (the "Fiscal Agency Agreement"), between Metropolitan Life Insurance Company, as Issuer, and The Chase Manhattan Bank, N.A., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

            This letter relates to $_______________ principal amount of Securities which are evidenced by a Regulation S Global Security (CUSIP No. ________) and held with the U.S. Depository through [Euroclear] [CEDEL] (Common Code _______ in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security (CUSIP No._____).

            In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Act and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Purchasers.


                                     [Insert Name of Transferor]


                                     By:__________________________
                                        Name:
                                        Title:

Dated: _________________, ________

cc: Metropolitan Life Insurance Company

                                                                     EXHIBIT G-l

                                       EXHIBIT G-1

                     FORM OF OWNER SECURITIES CERTIFICATION

                                   CERTIFICATE

                       METROPOLITAN LIFE INSURANCE COMPANY

         ____% Surplus Notes scheduled to mature on November 1, ________

            This is to certify that, as of the date hereof, except as set forth below, the above-referenced Securities held by you for our account are beneficially owned by (a) non-U.S. person(s) or non-U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended (the "Act").

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            [This certification excepts and does not relate to $________________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.]

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:_____________________________________, _______*
      [Name of Person Making Certification]


By:__________________________________________________


------------
* To be dated no earlier than 15 days prior to the exchange date to which the certification relates.


                                   EXHIBIT G-2

                                   EXHIBIT G-2

                   FORM OF DEPOSITARY SECURITIES CERTIFICATION
             (TO BE GIVEN BY THE EUROCLEAR OPERATOR OR CEDEL S.A.)

                                   CERTIFICATE

                       METROPOLITAN LIFE INSURANCE COMPANY

__% Surplus Notes scheduled to mature on November 1, ______


                               (the "Securities")


            This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, $____________ principal amount of the above-captioned Securities is owned by non-U.S. persons or U.S. persons who purchased the Securities in transactions which did not require registration under the United States Securities Act of 1933, as amended.

            We further certify (i) that we are not making available herewith for exchange any portion of the Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with


                                  G-2-l
which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:________________________________________, ______*
      [Name of Person Making Certification]

By:____________________________________________________


-------------
* To be dated no earlier than 15 days prior to the exchange date to which the certification relates.


                                      G-2-2